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                                                                    EXHIBIT 10.1
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                               ALLSCRIPTS, INC.
                             AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN


     WHEREAS, on September 14, 1993, the Board of Directors of Allscripts, Inc. (the "Company") approved the adoption of the Company's 1993 Stock Incentive Plan (this "Plan" or the "1993 Plan");

     WHEREAS, effective June __, 1999 the Company effected a reverse split of its common shares, $0.01 par value per share (the "Common Shares"), pursuant to which each Common Share was converted into one-sixth of a Common Share (the "Reverse Split");

     WHEREAS, all references in this Plan to numbers of Common Shares shall reflect the Reverse Split;

     WHEREAS, the Company has adopted an Incentive Stock Option Plan (the "Initial Option Plan"), a 1990 Stock Option Plan (the "1990 Plan"), a Consultant Option Plan (the "Consultant Plan") and an Amended and Restated 1993 Eligible Director Stock Option Plan (the "Director Plan") (the Initial Option Plan, 1990 Plan, Consultant Plan and Director Plan being collectively referred to herein as the "Predecessor Plans").

     WHEREAS, the Board of Directors adopted resolutions on June 7, 1999 approving an amendment and restatement of this Plan and pursuant to such resolutions, the Company wishes to amend and restate the Plan to contain the following terms:

     1.  Purpose.  The purpose of this Plan is to provide a means whereby the
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Company may, through the grant of stock incentives, including options to purchase the Company's Common Shares and stock appreciation rights, to key individuals who perform services for or on behalf of the Company (such as employees, officers, Eligible Directors, consultants and agents of the Company), attract and retain persons of ability as key individuals and motivate such persons to exert their best efforts on behalf of the Company. "Eligible Directors" shall be members of the Board of Directors of the Company who are not employees or officers of the Company or of any other entity and who do not own beneficially, or are not affiliated with an entity that owns beneficially 10% or more of the Company's outstanding voting securities on the date when Stock Incentives are to be granted to such persons under this Plan. The Plan authorizes the grant to such key individuals of the Company of stock incentives in the form of (a) incentive stock options ("ISOs") to purchase Common Shares of the Company under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), (b) nonqualified stock options to purchase Common Shares of the Company ("Nonqualified Options") and (c) stock appreciation rights ("SARs") (ISOs, Nonqualified Options and SARs being referred to collectively as "Stock Incentives").

     2.  Number of Shares Available Under Plan.  Stock Incentives may be granted
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by the Company from time to time to key individuals who perform services for or on behalf of the Company (such recipients being hereafter referred to as "grantees"). The maximum number of Common Shares to be issued pursuant to all grants under this Plan shall be 4,393,489. The shares issued upon exercise of Stock Incentives granted under this Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both. In the event of a lapse, expiration, termination, forfeiture or
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cancellation of any Stock Incentive granted under this Plan or any Predecessor
Plan without the issuance of shares, the shares subject to or reserved for such Stock Incentive may be used again for new grants of Stock Incentives hereunder; provided that in no event may the number of Common Shares issued hereunder exceed the total number of shares reserved for issuance. Any Common Shares withheld or surrendered to pay withholding taxes pursuant to Section 9 or withheld or surrendered in full or partial payment of the exercise price of an ISO or Nonqualified Option pursuant to Section 5(e) and any Common Shares covered by Stock Incentives which Stock Incentives are withheld or surrendered to pay withholding taxes pursuant to Section 9 or withheld or surrendered in full or partial payment of the exercise price of an ISO or Nonqualified Option pursuant to Section 5(e) shall be added to the aggregate Common Shares available for issuance. In no event shall the number of Common Shares underlying Stock Incentives granted hereunder to any individual in any twelve-month period exceed 3,000,000 Common Shares.

     3.  Administration.  This Plan shall be administered by the Compensation
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Committee (the "Committee") as appointed by the Board of Directors of the
Company (the "Board"). To the extent required to comply with Rule 16b-3 under the Securities Exchange Act of 1934, each member of the Committee shall qualify as a "non-employee director," as defined therein.

     The Committee may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable, except, as otherwise expressly reserved in the Plan to the Board.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

     No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Incentive awarded under it. To the maximum extent permitted by applicable law, each member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the By-Laws of the Company.

     4.  Eligibility and Awards.  The Committee shall, subject to the
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limitations of the Plan, have full power and discretion to establish selection guidelines; to select eligible persons for participation; and to determine the form of grant, either in the form of ISOs, Non-qualified Options, SARs or combinations thereof, the number of Common Shares subject to the grant, the fair market value of the Common Shares, when necessary, the restriction and forfeiture provisions relating to Common Shares, the time and conditions of vesting or exercise, the conditions, if any, under which time of vesting or exercise may be accelerated, the conditions, form, time, manner and terms of payment of any award, and all other terms and conditions of the grant; provided,
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however, that ISOs shall not be granted to any individual who is not an employee
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of the Company.

     5.  Terms and Conditions of Stock Incentives.  Each Stock Incentive granted
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under the Plan shall be evidenced by an agreement, in form approved by the
Committee which shall be subject to the

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following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

          (a) Stock Incentive Period.  Each Stock Incentive agreement shall
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     specify the period for which the Stock Incentive thereunder is granted
     (which, in the case of ISOs, shall not exceed ten years from the date of grant or, in the case of a grant to a person who owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, shall not exceed five years from the date of grant) and shall provide that the Stock Incentive shall expire at the end of such period.

          (b) Grant Period.  Consistent with paragraph 11, an ISO must be
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     granted within ten years of the date this amendment and restatement of this
     Plan was adopted or the date this amendment and restatement of this Plan is approved by the Shareholders of the Company, whichever is earlier.

          (c) Exercise Price.  The per share exercise price of each Stock
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     Incentive shall be determined by the Committee at the time any Stock
     Incentive is granted, and, in the case of ISOs, shall not be less than the fair market value (or if granted to a person who owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, 110% of fair market value) (but in no event less than the par value) of the Common Shares of the Company on the date the Stock Incentive is granted. If the Company's Common Shares are actively traded or quoted in an established market (such as a national securities exchange or the National Association of Securities Dealers Automated Quotation System) the fair market value of the Company's Common Shares shall be the price of the Common Shares as of the close of the date the Stock Incentive is granted; however, in all other cases the fair market value of the Company's Common Shares shall be that value that the Committee shall have determined as the fair market value in good faith and in its sole discretion.

          (d) Exercise of Stock Incentive.  No part of any Stock Incentive may
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     be exercised until the grantee shall have satisfied the conditions (e.g.,
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     such as remaining in the employ of the Company for a certain period of time), if any, after the date on which the Stock Incentive is granted as the Committee may specify in the Stock Incentive agreement. Subject in each case to the provisions of paragraph (f) of this paragraph 5, any Stock Incentive may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee.

          (e) Payment of Purchase Price Upon Exercise of ISO or Nonqualified
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     Option.  Upon the exercise of an ISO or Nonqualified Option, the purchase
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     price shall be paid in cash or, if the Stock Incentive agreement so provides, (i) in Common Shares of the Company, valued at its fair market value on the date of exercise, (ii) by surrender of other options for Common Shares of the Company held by the grantee which have not expired, with the surrender value being the amount by which the fair market value of a Common Share on the date of exercise exceeds the exercise price of the surrendered option(s), (iii) by surrender of SARs for their cash value, or
     (iv) by any combination of the foregoing. Fair market value for purposes of this paragraph (e) shall be determined as of the date of exercise pursuant to the method described in paragraph (c) of this paragraph 5.

          (f) Exercise in the Event of Death, Disability or Other Termination of
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     Employment.  Subject to the limitations as to the exercisability of ISOs,
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     which are described in

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     subparagraphs (1), (2) and (3) below, and the remaining provisions of this
     Plan, the Committee, in its sole discretion, shall determine the provisions concerning the exercisability of options to be included in each grantee's Stock Incentive Agreement.

               (1) If an ISO grantee dies, his ISO may be exercised, to the extent that the grantee could have done so at the date of his death, by the person or persons to whom the grantee's rights under the ISO pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, for up to one year after the date of the grantee's death (as the Committee may specify in the Stock Incentive Agreement) but not later than the expiration date specified in paragraph (a) of this paragraph 5 if sooner than one year.

               (2) If an ISO grantee's employment with the Company shall terminate because of his permanent disability, he may exercise his ISO, to the extent that he could have done so at the date of his termination, at any time, or from time to time, within one year of such termination but not later than the expiration date specified in paragraph (a) of this paragraph 5 if sooner than one year. For this purpose, the term "permanent disability" means the permanent incapacity of a grantee to perform the usual duties of his employment by reason of physical or mental impairment. Permanent disability shall be deemed to exist when so determined by the Committee based upon a written opinion of a licensed physician who has been approved by the Committee.

               (3) If an ISO grantee's employment with the Company shall terminate for any reason other than death or permanent disability, he may exercise his ISO, to the extent that he could have done so at the date of his termination, at any time, or from time to time, within three months of the date of his termination but not later than the expiration date specified in paragraph (a) of this paragraph 5 if sooner than three months.

          (g)  Transferability.  Except as provided in this Section 5(g), no
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     Stock Incentive may be assigned or otherwise transferred.  Each Stock
     Incentive granted under the Plan shall be transferable by will and by the laws of descent and distribution. In addition, under such rules and procedures as the Committee may establish and subject to the discretion of the Committee, the grantee of a Stock Incentive (other than an ISO) may transfer such Stock Incentive, provided that (i) the applicable Stock Incentive Agreement expressly so permits and (ii) the grantee provides such documentation or information concerning any such transfer or transferee as the Committee may reasonably request. Any Stock Incentives held by any transferees shall be subject to the same terms and conditions that applied immediately prior to the transfer. No ISO may be assigned or otherwise transferred in any manner.

          (h)  Dollar Limitation.  No ISO may be granted under the Plan to any
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     employee if in the calendar year in which the ISO is first exercisable the aggregate fair market value (determined as of the date of grant) of Common Shares of the Company for which such employee has been granted ISOs which first become exercisable in such calendar year exceeds $100,000. Any Stock Incentive which violates the rules of this subparagraph (h) of this paragraph 5 shall be deemed to be a Nonqualified Option rather than an ISO.

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          (i)  SAR's.
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               (1) A grantee of an SAR shall have the right to receive cash or
          Common Shares having a fair market value equal to the appreciation in market value of a stated number of Common Shares from the date of grant, or in the case of an SAR granted in tandem with or by reference to an ISO or Nonqualified Option granted simultaneously with or prior to the grant of such SAR, from the date of grant of the related stock option to the date of exercise.

               (2) SARs may be granted in tandem with or with reference to a related ISO or Nonqualified Option, in which event the grantee may elect to exercise either the option or the SAR (as to the same Common Shares subject to the option and the SAR), or the SAR may be granted independently of a related stock option. The right shall be exercisable not more than ten years after the date of grant if granted in tandem with or with reference to an ISO.

               (3) Upon exercise of an SAR, the grantee shall be paid the excess of the then fair market value of the number of shares to which the SAR relates over the fair market value of such number of shares at the date of grant of the SAR or of the related stock option, as the case may be. Such excess shall be paid in cash or in Common Shares having a fair market value equal to such excess, or a combination thereof, as the Committee shall determine.

          (j)  Other Provisions.  Each Stock Incentive agreement shall contain
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     such terms and provisions as the Committee may determine to be necessary or desirable.

          (k)  No Rights as a Shareholder.  No grantee shall have any rights as
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     a shareholder with respect to any Common Shares subject to his Stock
     Incentive prior to the date of issuance to him of a certificate or certificates for such shares.

     6.   Adjustments in Event of Change in Common Shares.  If during the term
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of this Plan, there shall be any change in the Company's Common Shares through a merger, consolidation, reorganization, recapitalization or otherwise, or if there shall be a dividend on the Company's Common Shares, payable in Common Shares, or if there shall be a stock split, combination or other change in the Company's issued Common Shares, the Common Shares available under this Plan shall be increased or decreased proportionately to give effect to such change in the Common Shares and the Common Shares subject to then existing Stock
Incentives shall be proportionately adjusted so that upon the issuance of Common Shares pursuant to such Stock Incentives, the person receiving such Common
Shares will receive the securities which would have been received if the issuance of Common Shares pursuant to the Stock Incentives had occurred immediately prior to such merger, consolidation, reorganization, recapitalization, dividend, stock split, combination or other change. Each such Stock Incentive shall be adjusted to nearest whole share, rounding downwards. In no event shall any fractional share become subject to a Stock Incentive issued hereunder.

     7.   Compliance with Other Laws and Regulations.  The Plan, the grant and
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exercise of Stock Incentives thereunder, and the obligation of the Company to sell and deliver Common Shares under such Stock Incentives, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares

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covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. If shares are not required to be registered, but are exempt from registration, upon exercising all or any portion of a Stock Incentive, the Company may require each grantee (or any person acting under paragraph 5(f)), to represent that the shares are being acquired for investment only and not with a view to their sale or distribution, and to make such other representations deemed appropriate by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of Stock Incentives shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in the absence of such registration or an opinion of counsel acceptable to the Company that such transfer will not require registration under such Act.

     8.  No Rights to Continued Employment.  The Plan and any Stock Incentive
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granted under the Plan shall not confer upon any grantee any right with respect to employment or the continuance of employment by the Company, nor shall they affect in any way the right of the Company to terminate his relationship (including his employment) at any time.

     9.  Withholding.  The Committee in its discretion may cause to be made as a
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condition precedent to the payment of any cash or stock, appropriate arrangements for the withholding of any federal, state, local or foreign taxes.

     10. Amendment, Suspension and Discontinuance.  The Board may from time to
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time amend, suspend or discontinue the Plan; provided, however, no action of the
Board may, without the approval of Shareholders (a) increase the number of shares reserved for Stock Incentives pursuant to paragraph 2; (b) permit granting of any ISO at any option price less than that determined in accordance with paragraph 5(c); (c) change the eligibility of employees or class of persons to receive the Stock Incentives (other than as described in paragraphs 1, 2 and 4); or (d) permit the granting of Stock Incentives after the termination date provided for in paragraph 11.

     11. Effective Date and Term.  The Effective Date of the Plan shall be the
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date of the approval of this amendment and restatement of the Plan by the
Shareholders of the Company within twelve months before or after this amendment and restatement of the Plan is approved by the Company's Board of Directors. This Plan shall terminate and no Stock Incentive shall be granted after the expiration of the period of ten years from the date this amendment and restatement of the Plan was adopted by the Board of Directors; provided that any Stock Incentives previously granted may be exercised in accordance with their terms.

     12. The Plan shall be governed by and construed in accordance with the laws of the State of Illinois.

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